Earnings Per Share	6 Months Ended
Jun. 30, 2016
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
Basic earnings per share is computed based on the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share is computed based on the weighted average number of shares of common stock plus the effect of dilutive potential common stock outstanding during the period using the treasury stock method. The components of basic and diluted earnings per share are as follows:

	Three Months Ended		Six Months Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
	$	$	$	$
Net income	22,486	45,150	61,466	85,126
Net income attributable to the Entities under Common Control	—	(908)	—	(1,899)
Net income available for common shareholders	22,486	44,242	61,466	83,227

Weighted average number of common shares – basic	156,208,917	116,150,985	156,146,287	115,600,570
Dilutive effect of stock-based awards	237,978	574,443	323,529	581,680
Weighted average number of common shares – diluted	156,446,895	116,725,428	156,469,816	116,182,250

Earnings per common share:
– Basic	0.14	0.38	0.39	0.72
– Diluted	0.14	0.38	0.39	0.72

Stock-based awards, which have an anti-dilutive effect on the calculation of diluted earnings per common share, are excluded from this calculation. For the three and six months ended June 30, 2016, options to acquire 0.8 million and 0.6 million shares of the Company’s Class A common stock, respectively, had an anti-dilutive effect on the calculation of diluted earnings per common share. For the three and six months ended June 30, 2015, options to acquire 0.1 million, had an anti-dilutive effect on the calculation of diluted earnings per common share.